UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 APRIL 17, 2003
-------------------------------------------------------------------------------


                               CLAYTON HOMES, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      DELAWARE               1-8824              62-1671360
-------------------------------------------------------------------------------
(State or other       (Commission  File         (IRS  Employer
 jurisdiction          Number)                   Identification No.)
 of incorporation)


5000  Clayton  Road
Maryville, Tennessee                                                37804
-------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                 (865) 380-3000
-------------------------------------------------------------------------------



                                 NOT APPLICABLE
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM  5.  OTHER  EVENTS

On April 16, 2003, the Company filed a press release reporting the earnings for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

99.1 Press Release dated April 16, 2003 reporting the earnings for the quarter ended March 31, 2003.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CLAYTON  HOMES,  INC.
                              ---------------------
                              (Registrant)


Date:          April  17,  2003       /s/  Kevin T. Clayton
               ------------------     -----------------------
                                           Kevin T. Clayton
                                           Chief Executive Officer and President
                                           (Principal Executive Officer)

                                  EXHIBIT INDEX


EXHIBIT
NUMBER      DESCRIPTION                                         PAGE
----------------------------------------------------------------------
99.1        Press  Release  dated  April  16,  2003             5-8

                                                       EXHIBIT  99-1

NEWS RELEASE

FOR IMMEDIATE RELEASE
-----------------------
APRIL  16,  2003                           CONTACT:     INVESTOR RELATIONS
                                           PHONE:       865-380-3206
                                           FAX:         865-380-3784


       CLAYTON HOMES (CMH, NYSE) EARNS $26 MILLION FOR THE THIRD QUARTER

KNOXVILLE, TENN. - For the third quarter ending March 31, Clayton Homes, Inc. reported net income of $26 million and earnings per share of 19 cents, down 10% and 10% respectively.

"Retail same store sales dollars increased 5%, and the communities group added a property in San Antonio and in Kannapolis, NC," remarked president and CEO Kevin
T. Clayton. "The lack of independent financing continues to negatively impact results in our manufacturing group, with capacity utilization falling to 48% and shipments to independent retailers declining by 30%. Additionally, the asset backed securitization market remained turbulent, as the company sold $262 million of the $290 million in bonds that were offered."

Clayton Homes, Inc. is a vertically integrated manufactured housing company with 20 manufacturing plants, 296 Company owned stores, 611 independent retailers, 85 manufactured housing communities, and financial services operations that provide mortgage services for 168,000 customers and insurance protection for 100,000 families.

                                                SUMMARY RESULTS
                                               THREE MONTHS ENDED
(in thousands except per share data)                 MARCH 31
                                         2003          2002      CHANGE
                                        ------        ------     ------
REVENUES                               $277,125      $269,908       3%
EARNINGS BEFORE TAXES                    41,564        46,381     -10%
NET INCOME                              $26,164       $29,181     -10%
AVERAGE SHARES OUTSTANDING (DILUTED)    136,482       138,804      -2%
EARNINGS PER SHARE (DILUTED)               $.19          $.21     -10%

                                                SUMMARY RESULTS
                                                NINE MONTHS ENDED
(in thousands except per share data)                 MARCH 31
                                         2003          2002      CHANGE
                                        ------        ------     ------
REVENUES                               $884,011      $863,098       2%
EARNINGS BEFORE TAXES                   137,174       141,909      -3%
NET INCOME                              $86,374       $89,409      -3%
AVERAGE SHARES OUTSTANDING (DILUTED)    136,709       138,782      -1%
EARNINGS PER SHARE (DILUTED)               $.63          $.64      -2%


Certain statements may be considered forward looking and involve certain risks and uncertainties that may cause actual results to differ materially from expectations.

                                                             EARNINGS
CLAYTON HOMES, INC.                                    6 Mos. ENDED Dec. 31
(Unaudited - in $ thousands except per share data)
                                                   2002        2001       % +/-
                                                  ------      ------     ------
SALES:
Manufacturing                                     253,289     265,966     -4.8%
     Less Intercompany                           (160,150)   (149,922)     6.8%
                                                  -------     -------    ------
Net Manufacturing                                  93,139     116,044    -19.7%

Retail - New                                      301,985     282,232      7.0%
       - Used                                      16,241      21,129    -23.1%
                                                  -------     -------    ------
Total Retail                                      318,226     303,361      4.9%

Communities - New                                  16,012      11,739     36.4%
            - Used                                  8,768       4,112    113.2%
                                                  -------     -------    ------
Total Communities                                  24,780      15,851     56.3%

Sales                                             436,145     435,256      0.2%
Financial Services                                134,400     121,957     10.2%
Rental and Other Income                            36,341      35,977      1.0%
                                                  -------     -------    ------
OPERATING REVENUE                                 606,886     593,190      2.3%

Cost Of Sales                                     285,459     284,524      0.3%
Selling, General & Administrative                 204,774     197,400      3.7%
Financial Services Interest                            90         236    -61.9%
Provision for Credit Losses                        15,900      10,500     51.4%
                                                  -------     -------    ------
OPERATING EXPENSES                                506,223     492,660      2.8%

OPERATING INCOME                                  100,663     100,530      0.1%

Interest Income (expense), net / other             (5,053)     (5,002)    -1.0%
                                                  -------     -------    ------
Income Before Income Taxes                         95,610      95,528      0.1%

Tax Rate                                             37.0%       37.0%
Provision for Income Taxes                         35,400      35,300      0.3%
                                                  -------     -------    ------
NET INCOME                                         60,210      60,228      0.0%

EARNINGS PER SHARE
          Basic                                     $0.44       $0.44      0.0%
          Diluted                                   $0.44       $0.43      2.3%

AVERAGE SHARES OUTSTANDING
          Basic                                   136,308     137,711     -1.0%
          Diluted                                 136,816     138,785     -1.4%

                                                             EARNINGS
CLAYTON HOMES, INC.                                    3 Mos. ENDED Mar. 31
(Unaudited - in $ thousands except per share data)
                                                   2003        2002       % +/-
                                                  ------      ------     ------
SALES:
Manufacturing                                     106,604     129,719    -17.8%
     Less Intercompany                            (71,755)    (81,842)   -12.3%
                                                  -------     -------    ------
Net Manufacturing                                  34,849      47,877    -27.2%

Retail - New                                      135,124     120,069     12.5%
       - Used                                       6,023      11,140    -45.9%
                                                  -------     -------    ------
Total Retail                                      141,147     131,209      7.6%

Communities - New                                   9,726       5,126     89.7%
            - Used                                  4,582       2,962     54.7%
                                                  -------     -------    ------
Total Communities                                  14,308       8,088     76.9%

Sales                                             190,304     187,174      1.7%
Financial Services                                 67,861      63,845      6.3%
Rental and Other Income                            18,960      18,889      0.4%
                                                  -------     -------    ------
OPERATING REVENUE                                 277,125     269,908      2.7%

Cost Of Sales                                     123,792     122,421      1.1%
Selling, General & Administrative                 102,992      98,575      4.5%
Financial Services Interest                            14          89    -84.3%
Provision for Credit Losses                        10,200       5,000    104.0%
                                                  -------     -------    ------
OPERATING EXPENSES                                236,998     226,085      4.8%

OPERATING INCOME                                   40,127      43,823     -8.4%

Interest Income (expense), net / other              1,437       2,558    -43.8%
                                                  -------     -------    ------
Income Before Income Taxes                         41,564      46,381    -10.4%

Tax Rate                                             37.1%       37.1%
Provision for Income Taxes                         15,400      17,200    -10.5%
                                                  -------     -------    ------
NET INCOME                                         26,164      29,181    -10.3%

EARNINGS PER SHARE
          Basic                                     $0.19       $0.21     -9.5%
          Diluted                                   $0.19       $0.21     -9.5%

AVERAGE SHARES OUTSTANDING
          Basic                                   136,111     137,602     -1.1%
          Diluted                                 136,482     138,804     -1.7%

                                                             EARNINGS
CLAYTON HOMES, INC.                                    9 Mos. ENDED Mar. 31
(Unaudited - in $ thousands except per share data)
                                                   2003        2002       % +/-
                                                  ------      ------     ------
SALES:
Manufacturing                                     359,893     395,685     -9.0%
     Less Intercompany                           (231,905)   (231,764)     0.1%
                                                  -------     -------    ------
Net Manufacturing                                 127,988     163,921    -21.9%

Retail - New                                      437,109     402,301      8.7%
       - Used                                      22,264      32,269    -31.0%
                                                  -------     -------    ------
Total Retail                                      459,373     434,570      5.7%

Communities - New                                  25,738      16,865     52.6%
            - Used                                 13,350       7,074     88.7%
                                                  -------     -------    ------
Total Communities                                  39,088      23,939     63.3%

Sales                                             626,449     622,430      0.6%
Financial Services                                202,261     185,802      8.9%
Rental and Other Income                            55,301      54,866      0.8%
                                                  -------     -------    ------
OPERATING REVENUE                                 884,011     863,098      2.4%

Cost Of Sales                                     409,251     406,945      0.6%
Selling, General & Administrative                 307,766     295,975      4.0%
Financial Services Interest                           104         325    -68.0%
Provision for Credit Losses                        26,100      15,500     68.4%
                                                  -------     -------    ------
OPERATING EXPENSES                                743,221     718,745      3.4%

OPERATING INCOME                                  140,790     144,353     -2.5%

Interest Income (expense), net / other             (3,616)     (2,444)   -47.9%
                                                  -------     -------    ------
Income Before Income Taxes                        137,174     141,909     -3.3%

Tax Rate                                             37.0%       37.0%
Provision for Income Taxes                         50,800      52,500     -3.2%
                                                  -------     -------    ------
NET INCOME                                         86,374      89,409     -3.4%

EARNINGS PER SHARE
          Basic                                     $0.63       $0.65     -3.1%
          Diluted                                   $0.63       $0.64     -1.6%

AVERAGE SHARES OUTSTANDING
          Basic                                   136,244     137,675     -1.0%
          Diluted                                 136,709     138,782     -1.5%

                                         CONDENSED CONSOLIDATED BALANCE SHEETS

(in $ thousands)                                  (unaudited)
                                                   March 31,          June 30,
                                                    2003               2002
Assets

          Cash & cash equivalents                   28,999             83,729
          Receivables, net                         988,164            978,585
          Inventories                              194,153            189,976
          Property, plant, & equipment, net        316,091            310,764
          Other assets                             322,835            265,349

                    TOTAL ASSETS                 1,850,242          1,828,403

Liabilities & Shareholders' Equity

          Accounts payable & accrued liabilities   117,043            139,308
          Debt obligations                         115,904             92,912
          Other liabilities                        300,510            334,226
          Shareholders' equity                   1,316,785          1,261,957

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY         1,850,242          1,828,403


                                                          OPERATING DATA

CLAYTON HOMES, INC.                                    6 Mos. ENDED Dec. 31

                                                   2002        2001       % +/-
                                                  ------      ------     ------
UNIT SALES:
MANUFACTURING GROUP
          Single-section                            4,117       4,677    -12.0%
          Multi-section                             5,299       5,571     -4.9%
                                                   ------      ------    ------
     Total shipped                                  9,416      10,248     -8.1%
     Less  Intercompany                            (5,847)     (5,795)     0.9%
                                                   ------      ------    ------
NET MANUFACTURING                                   3,569       4,453    -19.9%

RETAIL GROUP
         New Single-section                         2,859       2,939     -2.7%
         New Multi-section                          3,518       3,389      3.8%
                                                   ------      ------    ------
     TOTAL NEW                                      6,377       6,328      0.8%
     USED                                           1,075       1,545    -30.4%
                                                   ------      ------    ------
TOTAL RETAIL                                        7,452       7,873     -5.3%

COMMUNITIES GROUP
         New                                          391         308     26.9%
         Used                                         310         170     82.4%
                                                   ------      ------    ------
TOTAL COMMUNITIES                                     701         478     46.7%

TOTAL HOMES SOLD                                   11,722      12,804     -8.5%

NUMBER [actual]:
     PLANTS                                            20          20
     RETAILERS - Independent                          622         578      7.6%
     RETAILERS - Company-owned                        290         292     -0.7%
     COMMUNITIES                                       83          81      2.5%
               Sites owned                         21,632      21,129      2.4%
               Sites rented                        16,245      15,665      3.7%
               Percent occupied                      75.1%       74.1%

AVERAGES
NUMBER [average]:
     PLANTS                                            20          20
     RETAILERS - Independent                          612         606      0.9%
     RETAILERS - Company-owned                        289         295     -2.0%
     COMMUNITIES                                       83          81      1.9%
               Sites owned                         21,507      21,125      1.8%
               Sites rented                        16,201      15,701      3.2%
               Percent occupied                      75.3%       74.3%

AVERAGE UNIT PRICE:
       WHOLESALE - ALL                            $26,900     $25,953      3.6%
       WHOLESALE - INDEPENDENT ONLY                26,097      26,060      0.1%
       RETAIL - New                                47,355      44,601      6.2%
       RETAIL - Used                               15,108      13,676     10.5%
       COMMUNITIES - New                           40,950      38,113      7.4%
       TOTAL RETAIL AND COMMUNITIES               $42,071     $38,224     10.1%

SALES $ [thousands] PER-
     PLANT                                        $12,664     $13,298     -4.8%
     INDEPENDENT RETAILER                             152         191    -20.5%
     COMPANY-OWNED SALES CENTER                     1,103       1,030      7.1%
     COMMUNITY                                       $300        $196     53.5%

TOTAL HOMES SOLD BY COMPANY-OWNED                    25.8        26.7     -3.4%
NEW FLOORS SOLD BY COMPANY-OWNED                     34.3        33.0      3.9%
ORDER BACKLOGS (thousands)                        $17,400     $40,100    -56.6%
PAST DUE
      Originated                                     3.43%       3.37%
      All (includes purchased loans)                 3.89%       4.23%

                                                          OPERATING DATA

CLAYTON HOMES, INC.                                    3 Mos. ENDED Mar. 31

                                                   2003        2002       % +/-
                                                  ------      ------     ------
UNIT SALES:
MANUFACTURING GROUP
          Single-section                            1,772       2,153    -17.7%
          Multi-section                             2,224       2,767    -19.6%
                                                   ------      ------    ------
     Total shipped                                  3,996       4,920    -18.8%
     Less  Intercompany                            (2,704)     (3,081)   -12.2%
                                                   ------      ------    ------
NET MANUFACTURING                                   1,292       1,839    -29.7%

RETAIL GROUP
         New Single-section                         1,366       1,383     -1.2%
         New Multi-section                          1,500       1,367      9.7%
                                                   ------      ------    ------
     TOTAL NEW                                      2,866       2,750      4.2%
     USED                                             491         774    -36.6%
                                                   ------      ------    ------
TOTAL RETAIL                                        3,357       3,524     -4.7%

COMMUNITIES GROUP
         New                                          243         134     81.3%
         Used                                         168         119     41.2%
                                                   ------      ------    ------
TOTAL COMMUNITIES                                     411         253     62.5%

TOTAL HOMES SOLD                                    5,060       5,616     -9.9%

NUMBER  [actual]:
     PLANTS                                            20          20
     RETAILERS - Independent                          611         583      4.8%
     RETAILERS - Company-owned                        296         288      2.8%
     COMMUNITIES                                       85          81      4.9%
               Sites owned                         22,436      21,260      5.5%
               Sites rented                        16,652      15,936      4.5%
               Percent occupied                      74.2%       75.0%

AVERAGES
NUMBER  [average]:
     PLANTS                                            20          20
     RETAILERS - Independent                          617         581      6.2%
     RETAILERS - Company-owned                        293         290      1.0%
     COMMUNITIES                                       84          81      3.7%
               Sites owned                         22,034      21,195      4.0%
               Sites rented                        16,449      15,801      4.1%
               Percent occupied                      74.7%       74.6%

AVERAGE UNIT PRICE:
       WHOLESALE - ALL                            $26,678     $26,366      1.2%
       WHOLESALE - INDEPENDENT ONLY                26,973      26,034      3.6%
       RETAIL - New                                47,147      43,661      8.0%
       RETAIL - Used                               12,267      14,393    -14.8%
       COMMUNITIES - New                           40,026      38,256      4.6%
       TOTAL RETAIL AND COMMUNITIES               $41,257     $36,880     11.9%

SALES $ [thousands] PER-
     PLANT                                         $5,330      $6,486    -17.8%
     INDEPENDENT RETAILER                              57          82    -31.5%
     COMPANY-OWNED SALES CENTER                       482         452      6.5%
     COMMUNITY                                       $170        $100     70.6%

TOTAL HOMES SOLD BY COMPANY-OWNED                    11.5        12.2     -5.7%
NEW FLOORS SOLD BY COMPANY-OWNED                     14.9        14.2      5.0%
ORDER BACKLOGS (thousands)                        $14,900     $21,400    -30.4%
PAST DUE
      Originated                                     2.54%       2.34%
      All (includes purchased loans)                 2.86%       3.02%

                                                          OPERATING DATA

CLAYTON HOMES, INC.                                    9 Mos. ENDED Mar. 31

                                                   2003        2002       % +/-
                                                  ------      ------     ------
UNIT SALES:
MANUFACTURING GROUP
          Single-section                            5,889       6,830    -13.8%
          Multi-section                             7,523       8,338     -9.8%
                                                   ------      ------    ------
     Total shipped                                 13,412      15,168    -11.6%
     Less  Intercompany                            (8,551)     (8,876)    -3.7%
                                                   ------      ------    ------
NET MANUFACTURING                                   4,861       6,292    -22.7%

RETAIL GROUP
         New Single-section                        4,225       4,322      -2.2%
         New Multi-section                         5,018       4,756       5.5%
                                                  ------      ------     ------
     TOTAL NEW                                     9,243       9,078       1.8%
     USED                                          1,566       2,319     -32.5%
                                                  ------      ------     ------
TOTAL RETAIL                                      10,809      11,397      -5.2%

COMMUNITIES GROUP
         New                                         634         442      43.4%
         Used                                        478         289      65.4%
                                                  ------      ------     ------
TOTAL COMMUNITIES                                  1,112         731      52.1%

TOTAL HOMES SOLD                                  16,782      18,420      -8.9%

AVERAGES
NUMBER  [average]:
     PLANTS                                           20          20
     RETAILERS - Independent                         606         609      -0.4%
     RETAILERS - Company-owned                       292         293      -0.3%
     COMMUNITIES                                      84          81       3.1%
               Sites owned                        21,909      21,191       3.4%
               Sites rented                       16,404      15,837       3.6%
               Percent occupied                     74.9%       74.7%

AVERAGE UNIT PRICE:
       WHOLESALE - ALL                           $26,834     $26,087       2.9%
       WHOLESALE - INDEPENDENT ONLY               26,329      26,052       1.1%
       RETAIL - New                               47,291      44,316       6.7%
       RETAIL - Used                              14,217      13,915       2.2%
       COMMUNITIES - New                          40,596      38,157       6.4%
       TOTAL RETAIL AND COMMUNITIES              $41,814     $37,806      10.6%

SALES $ [thousands] PER-
     PLANT                                       $17,995     $19,784      -9.0%
     INDEPENDENT RETAILER                            211         269     -21.6%
     COMPANY-OWNED SALES CENTER                    1,576       1,486       6.1%
     COMMUNITY                                      $468        $296      58.4%

TOTAL HOMES SOLD BY COMPANY-OWNED                   37.1        39.0      -4.8%
NEW FLOORS SOLD BY COMPANY-OWNED                    48.9        47.3       3.4%


STATISTICS TO ANSWER FREQUENTLY ASKED QUESTIONS:
(Data for March 2003 Quarter, Unless Otherwise Noted)


CLAYTON HOMES
-------------
Actual shares outstanding:                           136,202,552
Shares repurchased in quarter:                                 0
Capital expenditures in quarter:                   $11.9 million
YTD capital expenditures:                          $20.6 million
Off balance sheet debt:                                       $0

RETAIL
------
Same store sales dollar increase:                             5%
Average new units per store:                                17.4
Average foreclosures per store:                              5.3
Average foreclosures per store last March quarter:           4.4
Stores opened in quarter:                                      8
Stores closed in quarter:                                      2
Quarter segment income %:                                    10%
YTD segment income %:                                        10%

MANUFACTURING
-------------
Capacity utilization:                                        48%
Capacity utilization last March quarter:                     57%
Material prices trend:                                      flat
Quarter segment income %:                                    15%
YTD segment income %:                                        19%

FINANCIAL SERVICES
------------------
Mortgage applications change:                                13%
Average term originated contracts:                    17.3 years
Net losses on originated contracts:                         2.1%
Total net losses (including acquired):                      2.5%
Gain on sale per share:                                  2 cents
Total loans serviced:                               $5.3 billion
ABS bonds held on balance sheet:                     $87 million
Floor plan finance receivables:                     $137 million
Credit losses netted in F/S revenues:              $19.4 million
Residual impairment:                                $2.1 million
Quarter segment income %:                                    80%
YTD segment income %:                                        74%

COMMUNITIES
-----------
Rental revenue change:                                        5%
New sites added since March 2002:                          1,176
New sites that were acquired:                                537
New sites that were expansions:                              444
Communities portion of CAPX for quarter:                     78%
Quarter segment income %:                                    12%
YTD segment income %:                                         8%